UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2019
Date of Report (Date of earliest event reported)

Commission file number 1-38681		Commission file number 1-15973

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
220 N.W. Second Avenue, Portland, Oregon 97209 (Address of principal executive offices) (Zip Code) Registrant’s telephone number: (503) 226-4211		220 N.W. Second Avenue, Portland, Oregon 97209 (Address of principal executive offices) (Zip Code) Registrant’s telephone number: (503) 226-4211
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each Exchange on Which Registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company		Emerging growth company		☐
Northwest Natural Gas Company		Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

Washington General Rate Case Settlements

As previously disclosed, on December 31, 2018, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company, filed a general rate case in Washington. On May 23, 2019, NW Natural and other parties to the rate case proceeding filed two settlements with the Washington Utilities and Transportation Commission (WUTC) as described below. The settlements, if approved by the WUTC, would resolve all disputed issues in the rate case and result in new rates going into effect on November 1, 2019. Each settlement is subject to the review and approval of the WUTC. For the settlements to be effective, the WUTC must issue an order, which may approve or deny the terms of each settlement or be issued under the WUTC’s own terms.

The first settlement (Joint Settlement) was entered into by NW Natural, the WUTC staff, the Public Counsel Unit of the Washington Attorney General (Public Counsel), the Alliance of Western Energy Consumers and The Energy Project, which comprise all of the parties to the rate case, and addresses all disputed issues in the rate case with the exception of NW Natural’s proposed decoupling tariff. Under the Joint Settlement, effective November 1, 2019, NW Natural would be authorized to implement base rate changes designed to increase annual revenues from its Washington customers by approximately $5.14 million. The rate increases are based on the following assumptions:

•	Capital structure of 50.0% long-term debt, 1.0% short-term debt, and 49.0% common equity;

•	Return on equity of 9.40%;

•	Cost of capital of 7.161%; and

•	Rate base of $173.7 million, an increase of $46 million since the last rate case.

NW Natural’s rate filing included a proposal to provide federal tax reform benefits to customers related to the Tax Cuts and Jobs Act enacted in December 2017. Under the terms of the Joint Settlement, NW Natural will provide customers with a rate reduction of $2.1 million over one year to reflect the benefit of the lower federal corporate income tax rate accumulating from January 1, 2018 through October 31, 2019, and will provide an additional annual rate reduction initially set at approximately $0.5 million to reflect a benefit from the remeasurement of deferred tax liabilities of approximately $15.0 million.

The Joint Settlement also addresses the recovery of environmental remediation expenses allocable to Washington customers. Under the terms of the Joint Settlement, NW Natural would allocate to Washington 3.32 percent of environmental remediation expense associated with remediation sites for which costs are shared between Oregon and Washington. Additionally, NW Natural would not recover approximately $1.5 million of deferred environmental remediation expenses. Insurance proceeds would be applied to offset deferred environmental remediation expenses of approximately $3.0 million for a period commencing in February 2011 through November 2018 with additional application of insurance proceeds for a ten and one-half year period ending December 31, 2029. An environmental cost recovery mechanism tariff would be established, with annual adjustments, to collect prudent environmental remediation expenditures made in the prior year, less that year’s allocation of insurance proceeds. If the Joint Settlement is approved, NW Natural expects to recognize an after-tax charge of approximately $1.1 million in the quarter in which an order is issued.

The second settlement was entered into by all of the parties to the rate case other than the Public Counsel and relates to NW Natural’s proposed decoupling tariff (Decoupling Settlement). The parties to the Decoupling Settlement agree that the WUTC should approve and authorize the proposed decoupling tariff with certain modifications effective on the date of the general rate revisions. The decoupling mechanism is intended to encourage customers to conserve energy without adversely affecting earnings due to reductions in sales volumes. The tariff would also adjust for deviation from normal usage, including weather. The terms of the Decoupling Settlement would require that NW Natural request reauthorization of the decoupling tariff within five years of its effective date. A revised procedural schedule has been established for the remainder of the rate case, and Public Counsel will have an opportunity to challenge the Decoupling Settlement.

Forward-Looking Statements
This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, expenses, future events, investments, customer growth, targeted capital structure, capital costs, customer rates or rate recovery, customer savings, financial results, financial position, revenue requirement, return on equity, rate base, impairments, treatment of historical tax reform amounts, effects of regulatory decisions or mechanisms, tax liabilities or benefits, including effects of tax reform, environmental remediation cost recoveries, approval and adequacy of regulatory deferrals, revenues and earnings, performance, plans of third parties, timing or outcomes of future regulatory proceedings or future regulatory approvals, and other statements that are other than statements of historical facts.

Forward-looking statements are based on NW Holdings' and NW Natural’s current expectations and assumptions regarding their respective businesses, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. NW Holdings and NW Natural caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in each of NW Holdings' and NW Natural's most recent Annual Report on Form 10-K and in each of Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A “Risk Factors”, in each of NW Holdings' and NW Natural's respective quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	May 24, 2019	/s/ Frank H. Burkhartsmeyer
Name: Frank H. Burkhartsmeyer
Title: Senior Vice President and Chief Financial Officer

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	May 24, 2019	/s/ Frank H. Burkhartsmeyer
Name: Frank H. Burkhartsmeyer
Title: Senior Vice President and Chief Financial Officer